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                            STOCK PURCHASE AGREEMENT

                                 BY AND BETWEEN

                                H. WAYNE HUIZENGA

                                       AND

                                 OHM CORPORATION

                           DATED AS OF MARCH 28, 1995







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                                TABLE OF CONTENTS
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Section                                                                                                        Page
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RECITALS ..................................................................................................      1

ARTICLE I.  ISSUANCE AND PURCHASE OF COMMON STOCK AND OPTIONS .............................................      1

     1.1      Sale of Common Stock; Issuance of Options ...................................................      1
     1.2      Legend ......................................................................................      2

ARTICLE II.  CLOSING ......................................................................................      2

ARTICLE III.  REPRESENTATIONS AND WARRANTIES OF THE ISSUER ................................................      3

     3.1      Corporate Status ............................................................................      3
     3.2      Power and Authority .........................................................................      3
     3.3      Non-Contravention ...........................................................................      3
     3.4      Consents/Approvals ..........................................................................      4
     3.5      Enforceability ..............................................................................      4
     3.6      Capitalization ..............................................................................      4
     3.7      SEC Reports .................................................................................      5
     3.8      Governing Documents .........................................................................      5
     3.9      Financial Statements ........................................................................      5
     3.10     Changes Since December 31, 1994. ............................................................      5
     3.11     Litigation. .................................................................................      5

ARTICLE IV.  REPRESENTATIONS AND WARRANTIES OF INVESTOR ...................................................      6

     4.1      Power and Authority .........................................................................      6
     4.2      Non-Contravention ...........................................................................      6
     4.3      Consents/Approvals ..........................................................................      6
     4.4      Enforceability ..............................................................................      6
     4.5      Affiliate of WMX Technologies, Inc. .........................................................      7
     4.6      Investment Intent ...........................................................................      7
     4.7      Investor Knowledge. .........................................................................      7
     4.8      No Commissions ..............................................................................      7

ARTICLE V.  COVENANTS .....................................................................................      8

     5.1      Covenants of the Issuer and the Investor ....................................................      8
     5.2      Additional Covenant of Investors ............................................................      8
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                                TABLE OF CONTENTS
                                   (CONTINUED)
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Section                                                                                                        Page
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ARTICLE VI.  DEFINITIONS ..................................................................................      9

     6.1      Defined Terms ...............................................................................      9
     6.2      Other Definitional Provisions ...............................................................     11

ARTICLE VII.  REGISTRATION RIGHTS .........................................................................     12

     7.1      Transfer of Registration Rights .............................................................     12
     7.2      Piggyback Registration ......................................................................     12
     7.3      Holder Requested Registration ...............................................................     13
     7.4      Registration Procedures .....................................................................     15
     7.5      Further Information .........................................................................     17
     7.6      Registration During Holding Period ..........................................................     17

ARTICLE VIII.  INDEMNIFICATION ............................................................................     17

     8.1      Indemnification Relating to Registration Rights .............................................     17
     8.2      Indemnification Procedures ..................................................................     19

ARTICLE IX.  MISCELLANEOUS ................................................................................     20

     9.1      Notices .....................................................................................     20
     9.2      Non-Waiver of Remedies and Actions ..........................................................     21
     9.3      Headings ....................................................................................     21
     9.4      Counterparts ................................................................................     21
     9.5      Successors and Assigns ......................................................................     21
     9.6      Survival ....................................................................................     21
     9.7      Enforceability ..............................................................................     21
     9.8      Law Governing ...............................................................................     22
     9.9      Severability ................................................................................     22
     9.10     Remedies ....................................................................................     22
     9.11     Expenses ....................................................................................     22
     9.12     Entire Agreement ............................................................................     22
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                            STOCK PURCHASE AGREEMENT

                  This STOCK PURCHASE AGREEMENT (this "Agreement") is entered into as of March 28, 1995, by and between H. WAYNE HUIZENGA (together with his permitted successors and assigns, the "Investor"), and OHM CORPORATION, an Ohio corporation (together with its permitted successors and assigns, the "Issuer"). Capitalized terms used herein but not otherwise defined herein are defined in
Section 6.1.

                                    RECITALS

                  WHEREAS, subject to the terms and conditions set forth herein, Investor desires to purchase, and Issuer desires to issue and sell to Investor, certain shares of Issuer's common stock, par value $.10 per share (the "Common Stock").

                  WHEREAS, concurrently herewith, the Issuer and Investor are entering into two option agreements providing the terms and conditions on which Investor may acquire up to an additional one million (1,000,000) shares of Common Stock from the Issuer (the "Option Agreements").

                  NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the parties hereto agree as follows:

                                   ARTICLE I.

                ISSUANCE AND PURCHASE OF COMMON STOCK AND OPTIONS

                  1.1 Sale of Common Stock; Issuance of Options. Subject to the terms and conditions set forth herein, and simultaneously with the execution and delivery of this Agreement, Issuer will sell to Investor and Investor will purchase from Issuer for an aggregate purchase price of five million five hundred thousand dollars ($5,500,000) (the "Purchase Price"), (i) five hundred thousand (500,000) shares of Common Stock (the "Shares"), (ii) an option to purchase six hundred twenty thousand (620,000) additional shares of Common Stock at a price per share of ten dollars ($10.00) exercisable at any time prior to 6:00 p.m. on March 27, 2000 ("A Options") pursuant to the terms of the First Option Agreement in the form attached hereto as Exhibit A (the "First Option Agreement") and (iii) an option to purchase three hundred eighty thousand (380,000) additional shares of Common Stock at a price per share of twelve dollars ($12.00) exercisable at any time prior to 6:00 p.m. on March 27, 2000 ("B Options") pursuant to the terms of the Second Option Agreement in the form attached hereto as Exhibit B (the "Second Option Agreement") (the A Options and the B Options are collectively referred to herein as the "Options" and the First

Option Agreement and the Second Option Agreement are collectively referred to herein as the "Option Agreements"). Pursuant to such purchase and sale, Investor will pay, by wire transfer of immediately available funds to an account designated in writing by the Issuer, the Purchase Price for all of the Shares and Options and the Issuer will deliver to Investor certificates for the Shares duly registered in the name of Investor or its designee and duly executed Option Agreements.

                  1.2 Legend. Any certificate or certificates representing the Shares and any Common Stock issued upon conversion or exercise of any Option (the "Option Shares") shall bear the following legend:

                  THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER ANY APPLICABLE STATE LAW AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER OR UNDER APPLICABLE STATE SECURITIES LAWS, AND FURTHER PROVIDED THAT SUCH TRANSFER IS EFFECTED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.2(b) OF THAT CERTAIN STOCK PURCHASE AGREEMENT BY AND BETWEEN THE ISSUER AND
                  H. WAYNE HUIZENGA, DATED AS OF MARCH 28, 1995.

                                   ARTICLE II.

                                     CLOSING

                  The closing of the transactions contemplated herein (the "Closing") shall occur concurrently with the execution and delivery of this Agreement. At the Closing the following shall occur:

                               (i) Investor shall pay, by wire transfer of
                                    immediately available funds to an account designated in writing by Issuer, the Purchase Price set forth in Section 1.1;

                              (ii) Issuer shall deliver to Investor the Shares, each duly registered in the name of Investor;



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                              (iii) Issuer and Investor shall each execute, and
                                    Issuer shall deliver to Investor, the Option
                                    Agreements attached hereto as Exhibits A and B; and

                               (iv) Investor shall deliver to Issuer a
                                    Certificate, in a form satisfactory to
                                    Issuer, of H. Wayne Huizenga certifying that
                                    Investor is not an Affiliate of WMX
                                    Technologies, Inc.

                                  ARTICLE III.

                  REPRESENTATIONS AND WARRANTIES OF THE ISSUER

                  Issuer represents and warrants to Investor (which representations and warranties shall not be required or deemed to be updated or made applicable to any time after the Closing Date) as follows:

                  3.1 Corporate Status. (a) The Issuer is a corporation duly organized validly existing and in good standing under the laws of the State of Ohio.

                  (b) The Issuer has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted.

                  (c) The Issuer is qualified to do business in all jurisdictions where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect on the Issuer and its Subsidiaries taken as a whole.

                  3.2 Power and Authority. The Issuer has the corporate power and authority to execute and deliver, and to perform its obligations under this Agreement and the Option Agreements and the transactions contemplated hereby and thereby, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the Option Agreements and the transactions contemplated hereby and thereby.

                  3.3 Non-Contravention. None of the execution and delivery by the Issuer of this Agreement or the Option Agreements, the consummation of the transactions contemplated hereby or thereby, or the compliance by Issuer with the terms and provisions hereof or thereof (including, without limitation, the issuance to Investor by the Issuer of Shares as contemplated by and in accordance with this Agreement and the issuance of the Option Shares as contemplated by and in accordance with the Option Agreements), violates or will violate the Amended and Restated Articles of Incorporation or Regulations of the Issuer or any Requirement of Law applicable to the Issuer, conflicts with or will conflict with or results or will result in any breach of any term, condition or provision of, constitutes or will constitute (with due notice or lapse of time or both) a default under, or results in the



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creation or imposition of any Lien upon any of the capital stock or properties or assets of the Issuer pursuant to the terms of, any mortgage, deed of trust or other material agreement or instrument to which the Issuer is a party or by which it or any of its properties is bound, or results in the creation or imposition of any Lien upon any of the capital stock or properties or assets of the Issuer pursuant to the terms of any other agreement or instrument to which the Issuer is a party or by which it or any of its properties is bound.

                  3.4 Consents/Approvals. (a) No consents, filings, authorizations or other actions of any Governmental Authority are required for the Issuer's execution, delivery and performance of this Agreement or the Option Agreements.

                  (b) No consent, approval, waiver or other action by any Person under any contract, agreement, indenture, lease, instrument or other document to which the Issuer or any of its Subsidiaries is a party or by which any of them is bound is required or necessary for the execution, delivery and performance by the Issuer of this Agreement or the consummation of the transactions contemplated hereby.

                  3.5 Enforceability. Each of this Agreement and the Option Agreements have been duly executed and delivered by the Issuer and constitutes a legal, valid and binding obligation of the Issuer enforceable against it in accordance with its terms, except as the same may be limited by public policy restrictions insofar as certain provisions herein concern rights of indemnification and except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles.

                  3.6 Capitalization. The authorized capital stock of Issuer consists of 52,000,000 shares, of which 50,000,000 are shares of Common Stock and 2,000,000 are shares of preferred stock. As of the date hereof, 15,636,465 shares of Common Stock are validly issued and outstanding, fully paid, and non-assessable, and no shares of preferred stock are issued or outstanding. Except for 2,850,000 shares of Common Stock issuable pursuant to the OHM Corporation 1986 Stock Option Plan, as amended (the "1986 Stock Option Plan"), 1,000,000 shares of Common Stock issuable pursuant to the OHM Corporation Nonqualified Stock Option Plan for Directors (the "Directors' Option Plan"), 100,000 shares of Common Stock issuable pursuant to the Deferred Fee Plan for Directors (the "Deferred Fee Plan") and 2,395,833 shares of Common Stock issuable pursuant to conversion of the OHM 8% Convertible Subordinated Debentures due 2006 (the "Convertible Debentures"), in each case issuable as of the date hereof, and 10,368,000 shares of Common Stock issuable to Rust International Inc. pursuant to the Rust Agreement, no other shares of Common Stock or preferred stock or any rights, agreements, or commitments of any kind obligating Issuer to issue or sell any other shares of Common Stock or preferred stock are or will be outstanding or have been or will be authorized. Upon delivery of the Shares and payment of the Purchase Price such Shares shall be validly issued, fully paid and non-assessable shares of Common Stock.



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                  3.7 SEC Reports. The Annual Reports on Form 10-K for the year ended December 31, 1993 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 1994, June 30, 1994 and September 30, 1994, of the Issuer filed with the SEC under the Exchange Act, and all other reports and Proxy Statements required to be filed by the Issuer, including, without limitation, a preliminary proxy statement filed February 24, 1995 which includes financial statements for the year ended December 31, 1994, have been duly and timely filed by the Issuer (all such reports, collectively, the "SEC Reports"). The SEC Reports, when filed, complied in all material respects with all applicable requirements of the Exchange Act. None of the SEC Reports, at the time of filing, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances in which they were made. Issuer has delivered to Investor true, accurate and complete copies of the SEC Reports, as amended, and as in effect as of the date hereof.

                  3.8 Governing Documents. Issuer has delivered to Investor true, accurate and complete copies of Issuer's Amended and Restated Articles of Incorporation and Regulations in effect as of the date hereof.

                  3.9 Financial Statements. Each of the balance sheets included in the SEC Reports (including any related notes and schedules) fairly presents the consolidated financial position of the Issuer as of its date, and the other financial statements included in the SEC Reports (including any related notes and schedules) fairly present the consolidated results of operations or other information included therein of Issuer for the periods or as of the dates therein set forth in accordance with GAAP consistently applied during the periods involved (except that the interim reports are subject to normal recording adjustments which might be required as a result of year end audit and do not contain all required footnote disclosures, and except as otherwise stated therein).

                  3.10 Changes Since December 31, 1994. Since December 31, 1994 there has been no Material Adverse Change in the Issuer. There has not been any direct or indirect redemption, purchase or other acquisition of any shares of the Issuer's capital stock, or any declaration, setting aside or payment of any dividend or other distribution by the Issuer in respect of its capital stock, or any issuance of any shares of capital stock of Issuer or any granting to any person of any option to purchase or other right to acquire shares of capital stock of Issuer other than pursuant to the Rust Agreement or any employee or director stock option, stock bonus plan or other employee or director benefit plan.

                  3.11 Litigation. There is no suit, action, or legal, administrative or other proceeding or governmental investigation pending, or to the best of Issuer's knowledge, threatened, anticipated or contemplated against Issuer or any of its properties, which, in any single case or in the aggregate, challenge or question in any respect the validity of, or would prevent or hinder the consummation of, the transactions contemplated by this Agreement.



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                                   ARTICLE IV.

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

                  Investor represents and warrants to the Issuer (which representations and warranties shall not be required or deemed to be updated or made applicable to any time after the Closing) as follows:

                  4.1 Power and Authority. The Investor is an individual residing in the State of Florida with competence and authority to execute and deliver, and to perform his obligations under this Agreement and the Option Agreements and the transactions contemplated hereby and thereby, and has all necessary authority to execute, deliver and perform this Agreement and the Option Agreements and the transactions contemplated hereby and thereby.

                  4.2 Non-Contravention. None of the execution and delivery by Investor of this Agreement or the Option Agreements, the consummation of the transactions contemplated hereby or thereby, or the compliance by Investor with the terms and provisions hereof or thereof, violates or will violate any Requirement of Law applicable to Investor, conflicts with or will conflict with or results or will result in any breach of any terms, condition nor provisions of, constitutes or will constitute (with due notice or lapse of time or both) a default under, any mortgage, deed of trust or other agreement or instrument to which Investor is a party or by which he or any of his properties is bound, other than such violations, conflicts, defaults or breaches which, individually and in the aggregate, do not and will not materially and adversely impair Investor's ability to perform his obligations hereunder or to consummate the transactions contemplated hereby.

                  4.3 Consents/Approvals. (a) No consents, filings, authorizations or actions of any Governmental Authority are required for Investor's execution, delivery and performance of this Agreement or the Option Agreement, other than compliance with any applicable requirements of the Exchange Act.

                  (b) No consent, approval, waiver or other actions by any person (other than any Government Authority referred to in Section 4.3(a) above) under any contract, agreement, indenture, lease, instrument or other document to which Investor is a party or by which he is bound is required or necessary for the execution, delivery and performance by Investor of this Agreement or the Option Agreements or the consummation of the transactions contemplated hereby or thereby.

                  4.4 Enforceability. Each of this Agreement and the Option Agreements have been duly executed and delivered by Investor and constitutes a legal, valid and binding obligation of Investor enforceable against him in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization moratorium or similar laws affecting the enforcement of creditor's rights generally and general equitable principles.



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                  4.5 Affiliate of WMX Technologies, Inc.. Investor is not an
Affiliate of WMX Technologies, Inc.

                  4.6 Investment Intent. Investor is acquiring the Shares and Options hereunder for his own account and with no present intention of distributing or selling such Shares, any interest in such Options or Option Shares acquired upon exercise thereof in violation of the Securities Act or any applicable state securities law. Investor agrees that he will not sell or otherwise dispose of any of the Shares, any interest in such Options or Option Shares acquired upon exercise thereof unless such sale or other disposition has been registered under the Securities Act or, in the opinion of counsel reasonably satisfactory to the Issuer, is exempt from registration under the Securities Act and has been registered or qualified or, in the opinion of such counsel, is exempt from registration or qualification under applicable state securities laws. Investor understands that the sale of the Shares being acquired by him hereunder and the related acquisitions of securities of the Issuer upon Investor's entry into the Option Agreements and any issuance of Option Shares upon exercise by Investor thereof have not been registered under the Securities Act by reason of their contemplated issuance in transactions exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that the reliance of the Issuer on such exemption from registration is predicated in part on these representations and warranties of Investor. Investor acknowledges that pursuant to Section 1.2 a restrictive legend consistent with the foregoing has been or will be placed on the certificates for the Shares, on the Option Agreements and on certificates for any Option Shares issued upon exercise thereof and related stop transfer instructions will be noted in the transfer records of the Issuer and/or its transfer agent for the shares of Issuer's Common Stock. Issuer acknowledges that, with respect to the requirement of counsel reasonably satisfactory to Issuer contemplated by this Section and the Legend set forth in Section 1.2 hereof, the law firm of Akerman, Senterfitt & Eidson, P.A., Miami, Florida, is such reasonably satisfactory counsel.

                  4.7 Investor Knowledge. Investor is an accredited investor as such term is defined in Rule 501 of the General Rules and Regulations under the Securities Act, and, either alone or with his financial advisor(s), has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment to be made by him hereunder. Investor acknowledges that no representations or warranties of any type or description have been made to him by any Person with regard to the Issuer, any of its Subsidiaries, any of their respective businesses, properties or prospects or the investment contemplated herein, other than the representations and warranties set forth in Article III hereof.

                  4.8 No Commissions. Investor has not incurred any obligation for any finder's or broker's or agent's fees or commissions in connection with the transactions contemplated hereby.



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                                   ARTICLE V.

                                    COVENANTS

                  5.1 Covenants of the Issuer and the Investor. (a) Filings. Each of Investor and Issuer shall make on a prompt and timely basis all governmental or regulatory notifications and filings required to be made by it for the consummation of the transactions contemplated hereby.

                  (b) Public Announcements. Except as required by Law or the policies or rules of any stock exchange (or the NASDAQ-NMS) on which the Issuer's securities are listed as of the date hereof, the form and content of all press releases or other public communications of any sort relating to the subject matter of this Agreement or the Option Agreements, and the method of their release, or publication thereof, shall be subject to the prior approval of the parties hereto, which approval shall not be unreasonably withheld or delayed.

                  (c) Further Assurances. Each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the Option Agreements and the transactions contemplated hereby and thereby.

                  (d) Cooperation. The Issuer and Investor each agree to cooperate with the other in the preparation and filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable pursuant to any Requirement of Law or the rules of any exchange on which the Common Stock is traded or the NASDAQ-NMS in connection with the transactions contemplated by this Agreement and the Option Agreements and to use their respective reasonable best efforts jointly to agree on a method to overcome any objections by any Governmental Authority to any such transactions. Except as may be specifically required hereunder, neither of the parties hereto or their respective Affiliates shall be required to agree to take any action that in the reasonable opinion of such party would result in or produce a Material Adverse Effect.

                  5.2 Additional Covenant of Investors. (a) Investor represents, warrants, covenants and agrees that (i) he will provide to the Issuer for inclusion in the Issuer's Proxy Statement for the 1995 Annual Meeting of Shareholders (the "Proxy Statement") all information concerning Investor and his Affiliates requested by Issuer and necessary for the preparation of the Proxy Statement and (ii) such information will not contain any material misstatement of fact or omit to state any material fact necessary to make the statements, in light of the circumstances under which they are made, not misleading.

                  (b) Investor agrees, except as otherwise required by law or regulatory directive, not to sell or otherwise transfer or dispose of all or any portion of his interest in the Option Agreements during the Holding Period. Investor agrees, except as otherwise required by law or regulatory directive, not to sell or otherwise dispose of any of the Shares



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



or any of the Option Shares and directly or indirectly held by Investor during the Holding Period. Notwithstanding anything in this Section 5.2 to the contrary, Investor may make any such sale, transfer or disposition to an Affiliate of Investor which agrees to be bound by the provisions contained in this Section; provided that such Affiliate holding such Shares and/or Option Shares is prevented (in a manner reasonably satisfactory to the Issuer) from transferring such Shares and/or Option Shares, by dividend, distribution or otherwise, to any entity that is not an Affiliate of Investor, until the end of the Holding Period. Any such agreement of Affiliates of Investor shall be in writing in a form reasonably satisfactory to the Issuer. The Issuer may impose stop-transfer instructions with respect to the Shares and/or Option Shares subject to the foregoing restrictions set forth above until the end of the Holding Period.

                                   ARTICLE VI.

                                   DEFINITIONS

                  6.1 Defined Terms. As used herein the following terms shall have the following meanings:

                  "Affiliate" shall have the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

                  "Articles of Incorporation" means the Issuer's Articles of Incorporation, as the same may be supplemented, amended or restated from time to time.

                  "Closing" has the meaning specified in ARTICLE II of this Agreement.

                  "Common Stock" has the meaning specified in the Recitals to this Agreement.

                  "Cutback Registration" means any registration in which the managing underwriter advises the Issuer that marketing factors require a limitation of the number of shares of Common Stock to be underwritten in such registration.

                  "Electing Holder" means any holder of Common Stock, other than holders of Registrable Securities (in their respective capacities as such), who has the right to request inclusion of Common Stock held by such holder in a registration;

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "GAAP" means generally accepted accounting principles in effect in the United States of America from time to time.



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                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity or official exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Holding Period" means the period of time during which Investor may not transfer any portion of his interest in the Shares the Option Agreements or the Option Shares commencing as of the date of Closing and ending upon the earliest to occur of (i) consummation of the transactions contemplated by the Rust Agreement, (ii) termination of the Rust Agreement, or (iii) September 30, 1995.

                  "Issuer" means OHM Corporation, an Ohio corporation.

                  "Law" means any domestic or foreign, federal, state or local law, statute, ordinance, rule or regulation.

                  "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code or comparable law or any jurisdiction in connection with such mortgage, pledge, security interest, encumbrance, lien or charge).

                  "Material Adverse Change (or Effect)" means a change (or effect), in the financial condition or results of operations which change individually or in the aggregate, is materially adverse to such financial condition or results of operations.

                  "Option Agreements" has the meaning specified in Section 1.1 of this Agreement.

                  "Option Shares" has the meaning specified in Section 1.2 of this Agreement.

                  "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity, of whatever nature.

                  "Piggyback Registration" has the meaning specified in Section 7.1(a) of this Agreement.

                  "Purchase Price" has the meaning specified in Section 1.1 of this Agreement.

                  "Register", "registered" and "registration" refer to a registration of the offering and sale of Common Stock effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.



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                  "Registrable Securities" means any of the Shares, any of the
Option Shares, any shares of Common Stock sold by the Issuer pursuant to that certain Stock Purchase Agreement, dated even date herewith, between the Issuer and the Huizenga Family Foundation, Inc. (the "Other Shares") and any other shares of Common Stock or other securities issued in respect of the Shares or Option Shares or Other Shares by way of stock dividend or stock split or in connection with any recapitalization, merger, consolidation or reorganization; provided that, as to any particular securities, such securities will cease to be Registrable Securities when (i) they have been sold pursuant to registration or pursuant to Rule 144 promulgated by the Securities and Exchange Commission or any similar rule then in force ("Rule 144") or (ii) there has occurred a transfer or assignment in respect of such Shares in violation of either of
Section 5.2(b) hereof.

                  "Requirement of Law" means as to any Person, the articles of incorporation, by-laws or other organizational or governing documents of such person, and any Law, or determination of any arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its property is subject.

                  "Rust Agreement" means that Agreement and Plan of Reorganization dated as of December 5, 1994 among the Issuer, Rust Remedial Services Inc., Enclean Environmental Services Group, Inc., Rust Environmental, Inc. and Rust International Inc., as the same may be supplemented, amended or modified from time to time.

                  "SEC" means the Securities and Exchange Commission.

                  "SEC Reports" has the meaning specified in Section 3.7 of this Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shares" has the meaning specified in Section 1.1 of this Agreement.

                  "Subsidiary" means as to any Person, a corporation of which more than 50% of the outstanding capital stock having full voting power is at the time directly or indirectly owned or controlled by such Person.

         6.2      Other Definitional Provisions.

                  (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate, report or other documents made or delivered pursuant hereto or thereto, unless the context otherwise requires.

                  (b) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

                  (c) All matters of an accounting nature in connection with this Agreement and the transactions contemplated hereby shall be determined in accordance with GAAP applied on a basis consistent with prior periods, where applicable.

                  (d) As used herein, the neuter gender shall also denote the masculine and feminine, and the masculine gender shall also denote the neuter and feminine, where the context so permits.

                  (e) The words "hereof", "herein" and "hereunder", and words of similar import, when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                                  ARTICLE VII.

                               REGISTRATION RIGHTS

                  Investor shall have the following registration rights with respect to the Shares and the Option Shares.

                  7.1 Transfer of Registration Rights. Investor may assign the registration rights with respect to the Shares and the Option Shares to any Affiliate as well as any party or parties to which it may from time to time transfer the Shares or Option Shares; except that Investor may transfer the demand registration rights discussed in Section 7.3 hereof only to subsequent holders of at least two hundred fifty thousand (250,000) Shares or Option Shares after giving effect to the transfer of any Shares or Option Shares in connection therewith. Upon assignment of any registration rights pursuant to this Section 7.1, Investor shall deliver to Issuer a notice of such assignment which includes the identity and address of any assignee (collectively, Investor and each such subsequent holder is referred to as a "Holder").

                  7.2 Piggyback Registration.

                  (a) From and after the Holding Period, if at any time, and from time to time, the Issuer proposes to effect a registration for its account or for the account of a security holder or holders (other than a registration on Form S-8, or any similar or successor form thereto, relating to an employee or director stock option, stock purchase or other benefit plan, or a registration relating to shares issuable in a merger, consolidation, exchange offer, purchase of assets or any similar transaction) ("Piggyback Registration"), the Issuer shall:

                           (i) promptly give to each Holder of Registrable
                  Securities written notice thereof (which written notice shall include a list of the jurisdictions in which the Issuer intends to attempt to qualify such securities under or otherwise comply with the applicable blue sky or other state securities laws); and

                           (ii) include in such registration (and any related
                  qualification under or other compliance with blue sky or other state securities laws), and in any underwriting involved therein on the same terms and conditions as the securities being issued thereunder, all the Registrable Securities specified in a written request, made within 15 days after receipt of such written notice from the Issuer, by any holder of Registrable Securities; provided that if such registration is a Cutback Registration, then (i) if such registration is a primary registration, whether or not it includes a secondary registration, on behalf of the Issuer, the Issuer shall register in such registration (A) first, the shares of Common Stock the Issuer proposes to sell in such registration, and
                  (B) second, shares of Common Stock held by each holder of Registrable Securities and the Electing Holders on a pro rata basis, based upon the number of shares of Common Stock the holders of Registrable Securities and any Electing Holders originally sought to include in such registration; and (ii) if such registration is a Piggyback Registration which is solely a secondary registration on behalf of holders of Common Stock, the Issuer shall register in such registration shares of Common Stock held by each holder of Registrable Securities and the Electing Holders on a pro rata basis, based upon the number of shares of Common Stock the holders of Registrable Securities and any Electing Holders originally sought to include in such registration and provided, further, that if such registration is a Cutback Registration, the Issuer shall use its best efforts to include all shares of Registrable Securities specified in the Holder's written request, but such best efforts shall not include an obligation on the part of the Issuer to reduce the number of shares of the Issuer or the other Electing Holders included in such Cutback Registration beyond that expressly provided for in this Section.

                  (b) If the registration of which the Issuer gives notice is pursuant to an effective registration statement under the Securities Act involving an underwriting, the Issuer shall so advise each Holder as part of the written notice given pursuant to subclause (i) above. In such event, the right of each such Holder to registration pursuant to this Section shall be conditioned upon such Holder's participation in such underwriting, the inclusion of the Registrable Securities in the underwriting and such Holder entering into an underwriting agreement, containing customary terms and conditions in a form reasonably acceptable to the Holder and the Issuer, with the underwriter or underwriters selected for such underwriting by the Issuer; provided that if such underwriting agreement shall not be acceptable to Holder and after reasonable efforts by Issuer cannot be made acceptable to Holder, the Issuer may proceed with such registration without registering the stock of Holder in such registration.

                  7.3 Holder Requested Registration. (a) Subject to the limitations contained in Section 7.1 and paragraph (c) of this Section 7.3, Holder shall have the right to require the Issuer to effect any registration with respect to the Registrable Securities held by Holder.

Upon receipt of a request for registration from Holder, the Issuer shall as soon as practicable, use its best efforts to effect such registration, including without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws in accordance with Section 7.4(a)(v) hereof and appropriate compliance with applicable regulation issued under the Securities Act as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request; provided that the Issuer shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 7.3 within 120 days immediately following the effective date of any registration statement pertaining to an underwritten public offering of securities of the Issuer for its own account, unless the Holder shall have elected to include Registrable Securities in such registration statement pursuant to Section 7.2 hereof and all of such Registrable Securities which Holder elected to include in such registration statement were not so included as a result of the provisions of Section 7.2(a)(ii) hereof. Holder shall have the right to designate the managing underwriter for any registration under this Section 7.3, which underwriter shall be reasonably acceptable to Issuer.

                  (b) The Issuer shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of Holder, but in no event sooner than thirty days thereafter.

                  (c) Holders of Registrable Securities shall be entitled to an aggregate of 3 demand registrations and each such demand registration shall include at least 250,000 Registrable Securities.

                  (d) The Issuer shall not be required to effect a registration at a time when audited financial statements are not available or when the Issuer is in possession of material information which, in the exercise of its reasonable judgment, the Issuer deems advisable not to disclose in a registration statement, however, the Issuer may only postpone a registration for such reasons, in each case, for up to 60 days and not more than once during any three month period.

                  (e) If Holder intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Issuer as part of its request made pursuant to this Section. Holder shall enter into an underwriting agreement, including best efforts or continuous offering underwriting, in a form which is reasonably satisfactory to Holder with the underwriter or underwriters selected for such underwriting by Holder and which are reasonably satisfactory to the Issuer. The Issuer shall sign an agreement with such underwriters confirming for the benefit of the underwriters its indemnity obligations under this Agreement. The Issuer may include securities for its own account in such registration if the underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting would not thereby be limited.

                  (f) In the event more than one Person is a Holder of Registrable Securities, the rights of the Holder under this Section 7.3 may be exercised only upon election of Investor or such Holders of more than 51% of the Registrable Securities collectively.

                  7.4 Registration Procedures. (a) In case of each registration, qualification or compliance effected by the Issuer subject to this Article VII, the Issuer shall keep Holder advised in writing as to the initiation of each such registration, qualification and compliance and as to the completion thereof. In addition, at its expense, the Issuer shall:

                                 (i) before filing a registration statement or
                  prospectus or any amendment or supplements thereto subject to this Article VII, the Issuer shall furnish to counsel selected by Holder copies of all such documents proposed to be filed and the portions of such documents provided in writing by Holder for use therein and for which Holder shall indemnify the Issuer shall be subject to such Holders approval;

                                (ii) prepare and file with the SEC such
                  amendments and supplements to such registration statement as may be necessary to keep such registration, qualification or compliance effective for a period of up to 120 days or until Holder has completed the distribution described in the registration statement relating thereto, whichever first occurs and comply with provisions of the Securities Act with respect to the disposition of all securities covered thereby during such period;

                               (iii) update, correct, amend and supplement such
                  registration, qualification or compliance as necessary;

                               (iv) if such offering is to be underwritten, in
                  whole or in part, enter into a written underwriting agreement containing customary terms and conditions and in form and substance reasonably satisfactory to the managing underwriter and the registering Holder;

                               (v) furnish such number of prospectuses,
                  including preliminary prospectuses, and other documents incident thereto as Holder may reasonably request from time to time, which shall be a Selling Expense;

                               (vi) register or qualify such Registrable
                  Securities under such other securities or blue sky laws of such jurisdictions of the United States (up to five of which shall be at the expense of the Issuer, and any additional of which shall be at the expense of Holder) as Holder may deem reasonable to enable it to consummate the disposition in such jurisdiction of the Registrable Securities (provided that Issuer will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this section, or (ii) consent to general service of process in any such jurisdiction);

                               (vii) notify Holder at any time when a prospectus
                  relating to the Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statement therein not misleading, and at the request of Holder, Issuer will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such shares, such prospectus will not contain any untrue statements of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                               (viii) cause all such Registrable Securities to
                  be listed on each securities exchange on which similar securities issued by Issuer are then listed;

                               (ix) provide a transfer agent and registrar for
                  all such Registrable Securities not later than the effective date of such registration statement;

                               (x) upon the sale of any Registrable Securities
                  pursuant to such registration statement, remove all restrictive legends from all certificates or other instruments evidencing the Registrable Securities;

                                (xi) furnish, at the request of Holder, on the
                  date that such Registrable Securities are delivered to the underwriter for sale in connection with a registration pursuant to this section, if such Registrable Securities are being sold through an underwriter, or if such Registrable Securities are not being sold through an underwriter, on the date that the registration statement with respect to such Registrable Securities becomes effective, (i) an opinion dated such date of the counsel representing Issuer for purpose of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to such underwriter, if any, and to Holder; and (ii) a letter dated as of such date from the independent certified public accountant of Issuer, in form and substance as is customarily given by independent certified public accountants to underwriters in connection with a public offering, addressed to the underwriter, if any, and to Holder; and

                               (xii) make available for inspection by Holder,
                  any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or any other agent retained by Holder or such underwriter, all financial and other records, pertinent corporate documents and properties of Issuer, and cause Issuer's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement.

                  (b) Except as required by law, all expenses incurred by the Issuer in complying with this Article VII, including but not limited to, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Issuer, blue sky fees and expenses in accordance with Section 7.4(A)(v) hereof, including fees and disbursements of counsel related to all blue sky matters, but excluding the compensation of regular employees of the Issuer which shall be paid in any event by the Issuer ("Registration Expenses") incurred in connection with any registration, qualification or compliance pursuant to such Sections shall be borne by the Issuer. All underwriting discounts and selling commissions applicable to a sale ("Selling Expenses") incurred in connection with any registration of Registrable Securities and the legal fees of Holder shall be born by Holder.

                  7.5 Further Information. If Registrable Securities owned by a Holder are included in any registration, such Holder shall furnish the Issuer such information regarding itself and the distribution proposed by such Holder as the Issuer may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

                  7.6 Registration During Holding Period. Issuer agrees not to register, prior to the expiration of the Holding Period, any shares of Common Stock under the Securities Act to which Investor's registration rights contemplated by Section 7.2 hereof would apply unless provision is made to allow Holder to exercise the registration rights provided for under Section 7.2 notwithstanding any requirements under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                                  ARTICLE VIII.

                                 INDEMNIFICATION

                  8.1 Indemnification Relating to Registration Rights. (a) With respect to any registration, qualification or compliance effected or to be effected pursuant to Article VII of this Agreement, the Issuer shall indemnify each holder of Registrable Securities whose securities are included or are to be included therein, each of such holder's directors and officers, each underwriter (as defined in the Securities Act) of the securities sold by such holder, and each Person who controls (within the meaning of the Securities Act) any such holder or underwriter (a "Controlling Person") from and against all losses, damages and liabilities (or actions in respect thereof) arising out of or based on any claim, cause of action, proceeding or litigation asserted or commenced or threatened against any such holder or any of its officers and directors or any such underwriter or Controlling Person concerning:

                    (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance;

                   (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which it was made, not misleading; or

                  (iii) any violation by the Issuer of the Securities Act or any rule or regulation promulgated thereunder applicable to the Issuer, or of any blue sky or other state securities laws or any rule or regulation promulgated thereunder applicable to the Issuer, in each case, relating to action or inaction required of the Issuer in connection with any such registration, qualification or compliance, and subject to Section 8.2 below will reimburse each such Person entitled to indemnity under this Section 8.1 for all legal and other expenses incurred in connection with investigating or defending any such claim, loss damage, liability or action; provided, however, that, the foregoing indemnity and reimbursement obligation shall not be applicable to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such a holder or by or on behalf of such an underwriter specifically for use in such prospectus, offering circular or other document; provided, further, however, that, with respect to any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in any preliminary prospectus, the indemnity agreement contained in this Section shall not inure to the benefit of any underwriter, or, if there shall be no such underwriter, other person participating in such sale who is obligated under the Securities Act to deliver a prospectus ("Delivering Person"), to the extent that any such losses claims, damages or liabilities of such underwriter or Delivering Person, as the case may be, result from the fact that there was not delivered to any Person who purchased Registrable Securities a copy of the final prospectus relating to such registration, as then amended or supplemented (exclusive of material incorporated by reference) at or prior to the written confirmation of the sale of such Registrable Securities to such Person), if (A) such delivery was required by the Securities Act, (B) the untrue statement (or alleged untrue statement) or omission (or alleged omission) made in such preliminary prospectus was corrected in such final prospectus, and (C) the Issuer had previously and timely furnished copies thereof to such underwriter or Delivering Person, as the case may be.

                  (b) With respect to any registration, qualification or compliance effected or to be effected pursuant to this Agreement, each holder of Registrable Securities whose securities are included or are to be included therein, shall indemnify the Issuer, its directors and officers, and, if and to the extent required by the underwriters of an underwritten offering in which such holder will be selling Registrable Securities, each underwriter (as defined in the Securities Act) of the securities sold by such holder and each Person who controls (within the meaning of the Securities Act) the Issuer or any such underwriter (a "Controller") from and against all losses, damages and liabilities (or actions in respect thereof) arising out of or based on any claim, cause of action, proceeding or litigation asserted or commenced against the Issuer or any of its directors and officers or any such underwriter or Controller concerning:

                    (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance;

                   (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which it was made, not misleading; or

                  (iii) any violation by such holder of the Securities Act or any rule or regulation promulgated thereunder applicable to the Issuer or such holder or of any blue sky or other state securities laws or any rule or regulation promulgated thereunder applicable to the Issuer or such holder, in each case, relating to action or inaction required of such holder in connection with any such registration, qualification or compliance, and subject to Section 8.2 below will reimburse each such Person entitled to indemnity under this Section for all legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that, the foregoing indemnity and reimbursement obligation shall only be applicable to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of the holder specifically for use in such prospectus, offering circular or other document; provided, however, that the obligations of the holder hereunder shall be limited to an amount equal to the proceeds to the holder of Registrable Shares sold as contemplated hereunder.

                  8.2 Indemnification Procedures. Each Person entitled to indemnification under this Section (an "Indemnified Party") shall give notice as promptly as reasonably practicable to each party required to provide indemnification under this Section (an "Indemnifying Party") of any action commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an Indemnifying Party shall not relieve such Indemnifying Party from any liability that it may have otherwise than on account of this indemnity agreement so long as such failure shall not have materially prejudiced the position of the Indemnifying Party. Upon such notification, the Indemnifying Party shall assume the defense of such action and after such assumption the Indemnifying Party shall not be entitled to reimbursement of any expenses incurred by it in connection with such action except as described below. In any such action, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the contrary or (ii) the named parties in any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any action in the same jurisdiction be liable for the fees and expenses of more than one separate firm for all Indemnified Parties in addition to any firm(s) which the Indemnifying Party may retain to represent it. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which shall not be unreasonably withheld or delayed by such Indemnifying Party), but if settled with such consent or if there be final judgment for the plaintiff, the Indemnifying Party shall indemnify the Indemnified Party from and against any loss, damage or liability by reason of such settlement or judgment.

                                   ARTICLE IX.

                                  MISCELLANEOUS

                  9.1 Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery:

                  (a)      if to Issuer to:

                           OHM Corporation
                           16406 U.S. Route 224 East
                           Findlay, Ohio 45840
                           Attention: General Counsel

                           Telecopy: (419) 424-4985

                           with a copy to:
                           Jones, Day, Reavis & Pogue
                           41 South High Street
                           1900 Huntington Center
                           Columbus, OH  43215
                           Attention:  Robert J. Gilker, Esq.

                           Telecopy:  (614) 469-4198

                  (b)      if to Investor to:

                           H. Wayne Huizenga
                           200 South Andrews Avenue
                           Fort Lauderdale, Florida 33301
                           Attention:  Richard C. Rochon

                           Telecopy: (305) 523-0801
                           with a copy to:
                           Akerman, Senterfitt & Edison, P.A.
                           24th Floor, One Brickell Square
                           801 Brickell Avenue
                           Miami, FL  33131
                           Attention:  Stephen K. Roddenberry, Esq.

                           Telecopy:  (305) 374-5095

                  (c) or, in each case, at such other address or to such other person as may be specified in writing to the other party.

                  9.2 Non-Waiver of Remedies and Actions. No course of dealing between the Issuer and Investor with respect to any Common Stock, or any delay on the part of either such party in exercising any rights available to such party shall operate as a waiver of any right of such party, except to the extent expressly waived in writing by such party.

                  9.3 Headings. The headings in this Agreement are for purposes of reference only and shall not be considered in construing this Agreement.

                  9.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original and all together shall constitute one Agreement.

                  9.5 Successors and Assigns. Except as otherwise specifically provided herein, this Agreement shall bind and inure to the benefit of the Issuer's and Investor's respective successors and permitted assigns; provided that neither the Issuer nor Investor shall have any right to assign any of its rights hereunder except as otherwise specifically provided for herein, or any interest herein without obtaining the written consent of the other to such assignment, and any purported assignment made without obtaining such written consent shall be null and void. Notwithstanding the foregoing, any Person who is a holder of shares of Common Stock shall have all rights and benefits afforded to such holder, in its capacity as such, pursuant and subject to the terms of the Article of Incorporation.

                  9.6 Survival. Notwithstanding any investigation made by Investor, all covenants, agreements, representations and warranties made herein and in certificates delivered pursuant hereto shall survive the delivery to Investor of the Common Stock to be purchased pursuant to Section 1.1.

                  9.7 Enforceability. If any term or provision of this Agreement, or the application thereof to any Person or circumstance, shall, to any extent, be invalid or unenforceable, the remaining terms and provisions of this Agreement or application to other Persons and circumstances shall not be invalidated thereby, and each term and provision hereof shall be construed with all other remaining terms and provisions hereof to effect the intent of the parties hereto to the fullest extent permitted by law.

                  9.8 Law Governing. This Agreement shall be construed and enforced in accordance with and shall be governed by the laws of the State of Ohio applicable to contracts executed by residents of that state, and fully to be performed, in that state.

                  9.9 Severability. In the event that any provision of this Agreement is deemed invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  9.10 Remedies. (a) Each of Investor and Issuer acknowledges that the other party would not have an adequate remedy at law for money damages in the event that any of the covenants or agreements of such party in this Agreement was not performed in accordance with its terms, and it is therefore agreed that each of Investor and Issuer in addition to and without limiting any other remedy or right such party may have, shall have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach and enforcing specifically the terms and provisions hereof, and each of Investor and Issuer hereby waive any and all defenses such party may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief.

                  (b) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

                  9.11 Expenses. Except as otherwise expressly provided herein, each party hereto shall bear its own expenses incurred in connection with the negotiation, execution and performance of this Agreement.

                  9.12 Entire Agreement. This Agreement and the Option Agreements constitute the entire understanding of the parties with respect to the subject matter hereof and superseded all prior discussions, agreements and representations, whether oral or written, concerning the subject matter hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed and delivered as of the day and year first above written.

                           OHM CORPORATION

                           By: /s/ RANDALL M. WALTERS
                              --------------------------------------------------
                           Name: Randall M. Walters
                           Title:  Vice President, General Counsel and Secretary

                           /s/ H. WAYNE HUIZENGA
                              --------------------------------------------------
                           H. Wayne Huizenga

================================================================================
- --------------------------------------------------------------------------------


                                                                      EXHIBIT A









                             FIRST OPTION AGREEMENT

                                 by and between

                                H. WAYNE HUIZENGA

                                       and

                                 OHM CORPORATION

                           Dated as of March 28, 1995




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




                                TABLE OF CONTENTS

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         1.  GRANT OF OPTION....................................................................................  2

                  1.1  Grant....................................................................................  2
                  1.2  Shares To Be Issued; Reservation of Shares...............................................  2

         2.  ADJUSTMENTS TO OPTION RIGHTS.......................................................................  2

                  2.1  Stock Combinations.......................................................................  2
                  2.2  Reorganizations..........................................................................  2
                  2.3  Adjustment Upon Changes in Capitalization................................................  3
                  2.4  Sales Below Fair Market Value............................................................  3
                  2.5  Notice...................................................................................  5
                  2.6  Fractional Interests.....................................................................  6
                  2.7  Effect of Alternate Securities...........................................................  7
                  2.8  Successive Application...................................................................  7

         3.  EXERCISE...........................................................................................  7

                  3.1  Exercise of Option.......................................................................  7
                  3.2  Issuance of Option Shares................................................................  7

         4.  RIGHTS OF HOLDER...................................................................................  7

         5.  TRANSFERABILITY....................................................................................  7

         6.  LEGEND ON OPTION SHARES............................................................................  8

         7.  MISCELLANEOUS......................................................................................  8

                  7.1  Amendments...............................................................................  8
                  7.2  Notices..................................................................................  8
                  7.3  Waiver By Consent........................................................................  9
                  7.4  No Implied Waiver; Rights Are Cumulative.................................................  9
                  7.5  Governing Law............................................................................  9
                  7.6  Severability.............................................................................  9
                  7.7  Captions.................................................................................  9
                  7.8  Entire Agreement......................................................................... 10




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                  THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER
                  THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER
                  ANY APPLICABLE STATE LAW AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER OR SUCH STATE SECURITIES LAWS AND FURTHER PROVIDED THAT SUCH TRANSFER IS EFFECTED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.2(b) OF THAT CERTAIN STOCK PURCHASE AGREEMENT BY AND BETWEEN THE ISSUER AND H. WAYNE HUIZENGA, DATED AS OF MARCH 28, 1995.

                             FIRST OPTION AGREEMENT

                  This FIRST OPTION AGREEMENT (the "Option") is being entered into this 28th day of March, 1995, by and between OHM Corporation, an Ohio corporation (together with its successors and permitted assigns, the "Company") and H. WAYNE HUIZENGA, an individual resident of the State of Florida (together with his successors and permitted assigns, the "Buyer"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Stock Purchase Agreement (as defined below).

                                    RECITALS

                  A. The Company and Buyer have entered into a Stock Purchase Agreement dated as of the date hereof (the "Stock Purchase Agreement") pursuant to which, among other things, the Company agreed to sell and Buyer agreed to purchase certain shares of the Company's common stock, par value $.10 per share (the "Common Stock").

                  B. Pursuant to the Stock Purchase Agreement, the Company has agreed to grant to Buyer an option to purchase up to six hundred twenty thousand (620,000) shares of Common Stock on the terms set forth in the Stock Purchase Agreement and this Option.

                  NOW, THEREFORE, for the consideration set forth in the Stock Purchase Agreement and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the Company agrees with Buyer as follows:

                  1.  GRANT OF OPTION.

                  1.1 GRANT. The Company hereby grants to Buyer this Option, exercisable as provided herein in whole or in part at any time and from time to time during the period from the date hereof through 6:00 p.m., local time in New York, New York, on March 27, 2000 (the "Exercise Period") to purchase an aggregate of up to Six Hundred Twenty Thousand (620,000) shares of Common Stock (the "Option Shares"), at an exercise price of ten dollars ($10.00) per share (as it may be hereinafter adjusted, the "Exercise Price"). Buyer and its permitted successors and assigns are hereinafter referred to as "Holder."

                  1.2 SHARES TO BE ISSUED; RESERVATION OF SHARES. The Company covenants and agrees that all Option Shares will, upon issuance, be duly authorized, validly issued and outstanding, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issuance thereof, except as otherwise provided in the Stock Purchase Agreement. The Company further covenants and agrees that it will from time to time take all actions required to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Exercise Price. The Company further covenants and agrees that, during the Exercise Period, the Company will at all times have authorized and reserved sufficient shares of Common Stock to provide for the exercise of this Option in full.

                  2.  ADJUSTMENTS TO OPTION RIGHTS.

                  2.1 STOCK COMBINATIONS. In case the Company shall combine all of the outstanding Common Stock proportionately into a smaller number of shares, the Exercise Price per Option Share hereunder in effect immediately prior to such combination shall be proportionately increased and the number of Option Shares issuable to the Holder upon exercise of this Option shall be proportionately decreased, as of the effective date of such combination, as follows: (a) the number of Option Shares purchasable upon the exercise of the Option immediately prior to the effective date of such combination, shall be adjusted so that the holder of the Option exercised after that date shall be entitled to receive the number and kind of Option Shares which the holder of the Option would have owned and been entitled to receive as a result of the combination had the Options been exercised immediately prior to that date, and
(b) the Exercise Price in effect immediately prior to such adjustment shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which is the aggregate number of shares of Common Stock purchasable upon exercise of the Options immediately prior to such adjustment, and the denominator of which is the aggregate number of shares of Common Stock purchasable upon exercise of the Options immediately thereafter.

                  2.2 REORGANIZATIONS. If any of the following transactions (each, a "Special Transaction") shall become effective: (i) a capital reorganization or reclassification of the capital stock of the Company, (ii) a consolidation or merger of the Company with and into another entity, or (iii) a sale or conveyance of all or substantially all of the Company's assets, then, as a condition of any such Special Transaction, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive, at any time after the consummation of such Special Transaction until the expiration of the Exercise Period, upon the basis and upon the terms and conditions specified herein, and in



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lieu of the Option Shares immediately theretofore issuable upon exercise of this
Option for the aggregate Exercise Price in effect immediately prior to such consummation, such shares of stock, other securities, cash or other assets as may be issued or payable in and pursuant to the terms of such Special
Transaction with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of Option Shares immediately theretofore issuable upon exercise of this Option had such Special Transaction not taken place (pro rated in the case of any partial exercises). In connection with any Special Transaction, appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions of this Option (including without limitation provisions for adjustment of the Exercise Price and the number of Option Shares issuable upon the exercise of the Option), shall thereafter be applicable, as nearly as may be, to any shares of stock, other securities, cash or other assets thereafter deliverable upon the exercise of this Option. The Company shall not effect any Special Transaction unless prior to or simultaneously with the closing the successor entity (if other than the Company), if any, resulting from such consolidation or merger or the entity acquiring such assets shall assume by a written instrument executed and mailed by certified mail or delivered to the Holder at the address of the Holder appearing on the books of the Company, the obligation of the Company or such successor corporation to deliver to such Holder such shares of stock, securities, cash or other assets as, in accordance with the foregoing provisions, such Holder has rights to purchase.

                  2.3 ADJUSTMENT UPON CHANGES IN CAPITALIZATION. In the event of any change in the Common Stock by reason of stock dividends, stock splits, recapitalizations or reclassifications, the type and number of Option Shares issuable upon exercise of this Option, and the Exercise Price, as the case may be, shall be adjusted as follows: (a) the number of Option Shares purchasable upon the exercise of the Option immediately prior to the record date for such dividend or distribution, or the effective date of such recapitalization or reclassification shall be adjusted so that the holder of the Option exercised after that date shall be entitled to receive the number and kind of Option Shares which the holder of the Option would have owned and been entitled to receive as a result of the dividend, distribution, recapitalization or reclassification had the Options been exercised immediately prior to that date, and (b) the Exercise Price in effect immediately prior to such adjustment shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which is the aggregate number of shares of Common Stock purchasable upon exercise of the Options immediately prior to such adjustment, and the denominator of which is the aggregate number of shares of Common Stock purchasable upon exercise of the Options immediately thereafter. No such adjustment shall be made on account of any dividend payable other than in securities of the Company.

                  2.4 SALES BELOW FAIR MARKET VALUE. (a) In the event the Company shall sell and issue shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding (i) shares, rights, options, warrants or convertible or exchangeable securities issued in any of the transactions described in Sections 2.2 or 2.3 above and (ii) the Option and any shares issued on exercise of the Option) at a price per share of Common Stock (determined in the case of such rights, options, warrants or convertible or exchangeable securities by dividing (X) the total amount receivable by the Company in



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consideration of the sale and issuance of such rights, options, warrants or convertible or exchangeable securities, plus the total consideration payable to the Company upon exercise, conversion or exchange thereof by (Y) the total number of shares of Common Stock covered by such rights, options, warrants or convertible or exchangeable securities) lower than the Current Market Price on the date the Company fixes the offering price of such shares, rights, options, warrants or convertible or exchangeable securities, then the Exercise Price shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, (i) the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such sale and issuance plus (B) the number of shares of Common Stock which the aggregate consideration received (determined as provided below) for such sale or issuance would purchase at such Current Market Price per share, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such sale and issuance. For the purposes of such adjustment, the shares of Common Stock which the holder of any such rights, options, warrants or convertible or exchangeable securities shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of such sale and issuance and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such rights, options, warrants or convertible or exchangeable securities, plus the consideration or premium stated in such rights, options, warrants or convertible or exchangeable securities to be paid for the shares of Common Stock covered thereby. In case the Company shall sell and issue rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock together with one or more other securities as part of a unit at a price per unit, then in determining the "price per share of Common Stock" and the "consideration received by the Company" for purposes of the first sentence of this Section 2.4, the Board of Directors of the Company shall determine, in good faith, the fair value of the rights, options, warrants or convertible or exchangeable securities then being sold as part of such unit, and such determination, in the absence of fraud or bad faith, shall be binding upon all holders of the Option.

         (b) For the purpose of any computation under this Section 2.4, the "Current Market Price" at any date (the "Computation Date") shall be deemed to be the average of the daily closing prices of the Common Stock for twenty (20) consecutive New York Stock Exchange trading days ending the second New York Stock Exchange trading day before such date; provided, however, that if there shall have occurred prior to the Computation Date any event described in Section
2.2 or 2.3 which shall have become effective with respect to market transactions at any time (the "Market-Effect Date") on or after the beginning of such 20-day period, the closing price for each trading day preceding the Market-Effect Date shall be adjusted, for purposes of calculating such average, by multiplying such closing price by a fraction the numerator of which is the Exercise Price as in effect immediately prior to the Computation Date and the denominator of which is the Exercise Price as in effect immediately prior to the Market-Effect Date, it being understood that the purpose of this proviso is to ensure that the effect of such event on the market price of the Common Stock shall, as nearly as possible, be eliminated in order that the distortion in the calculation of the Current Market Price may be minimized. The "closing price" for any date shall be the last reported sale price or, in case no such reported sale takes place on such date, the average of



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the last reported bid and asked prices on such day, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed if that is the principal market for the Common Stock or if not listed or admitted to trading on any national securities exchange or if such national securities exchange is not the principal market for the Common Stock, the closing bid price as reported by the National Association of Securities Dealers Automated Quotation System or its successor, if any, or such other generally accepted source of publicly reported bid and asked quotations as the Company may reasonably designate. If the price of the Common Stock is not so reported or the Common Stock is not publicly traded, the Current Market Price per share as of any Computation Date shall be determined by the Board of Directors in good faith as it considers appropriate.

         (c) All calculations under this Section 2.4 shall be made to the nearest one- hundredth of a cent.

         (d) For the purposes of all calculations under this Section 2.4, shares of Common Stock or other securities held in the treasury of the Company shall not be deemed to be outstanding, and the sale or other disposition of any shares of Common Stock or other securities held in the treasury of the Company shall be deemed an issuance thereof.

         (e) No adjustment in the Exercise Price in accordance with the provisions of Section 2.4 hereof need be made if such adjustment would amount to a change in such Exercise Price of less than $.001; provided, however, that the amount by which any adjustment is not made by reason of the provisions of this
Section 2.4 shall be carried forward and taken into account at the time of any subsequent adjustment in the Exercise Price.

         No adjustment need be made in connection with the issuance of any shares of Common Stock or options, warrants or convertible or exchangeable securities (i) pursuant to any employee or director stock option, stock purchase stock bonus plan or other employee or director benefit plan, (ii) in a bona fide public offering pursuant to a firm commitment underwriting, or (iii) in connection with mergers, acquisitions, consolidations, exchange offers, purchase of assets or similar transactions or other transactions in which the consideration for the issuance of Common Stock consists of property other than cash.

         (f) Upon each adjustment of the Exercise Price pursuant to Section 2.4 hereof, the Option shall thereupon evidence the right to purchase that number of shares of Common Stock (calculated to the nearest hundredth of a share) obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of the Option by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment. The adjustment pursuant to this Section 2.4 to the number of shares of Common Stock purchasable upon exercise of an Option shall be made each time an adjustment of the Exercise Price is made pursuant to Section 2.4 hereof.

                  2.5 NOTICE. Whenever this Option or the number of Option Shares issuable hereunder is to be adjusted as provided herein or a dividend or distribution (in cash, stock or



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otherwise and including, without limitation, any liquidating distributions) is to be declared by the Company, or a definitive agreement with respect to a Special Transaction has been entered into, the Company shall forthwith cause to be sent to the Holder at the last address of the Holder shown on the books of the Company, by first-class mail, postage prepaid, at least ten (10) days prior to the record date specified in (A) below or at least twenty (20) days before the date specified in (B) below, a notice stating in reasonable detail the relevant facts and any resulting adjustments and the calculation thereof, if applicable, and stating (if applicable):

                           (A) the date to be used to determine (i) which
holders of Common Stock will be entitled to receive notice of such dividend, distribution, subdivision or combination (the "Record Date"), and (ii) the date as of which such dividend distribution, subdivision or combination shall be made; or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined (provided, that in the event the Company institutes a policy of declaring cash dividends on a periodic basis, the Company need only provide the relevant information called for in this clause (A) with respect to the first cash dividend payment to be made pursuant to such policy and thereafter provide only notice of any changes in the amount or the frequency of any subsequent dividend payments), or

                           (B) the date on which a Special Transaction is
expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon consummation of the Special Transaction (the "Exchange Date").

                           Upon delivery to Holder of a notice contemplated by
either of clause (A) or clause (B) above, during the Holding Period, as such term is defined in Section 6.1 of the Stock Purchase Agreement, Holder shall be deemed a stockholder as of the Record Date or Exchange Date, as the case may be, despite any delay in the exercise of the Option resulting from holding or waiting periods required by any Government Authority, as such term is defined in
Section 6.1 of the Stock Purchase Agreement, including, but not limited to, the holding or waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; provided that (i) upon receipt of the notice referenced above and prior to the Record Date or the Exchange Date, as applicable, Holder shall deliver written confirmation to the Company stating that Holder intends to exercise all or a portion of the Option, upon expiration of the applicable holding or waiting period, and (ii) Holder, in fact, exercises such Option within 10 days of the expiration of the applicable holding or waiting period.

                  2.6 FRACTIONAL INTERESTS. The Company shall not be required to issue fractions of shares of Common Stock on the exercise of this Option. If any fraction of a share of Common Stock would, except for the provisions of this
Section 2.6, be issuable upon the exercise of this Option, the Company shall, upon such issuance, purchase such fraction for an amount in cash equal to the current value of such fraction, computed on the basis of the last reported close price of the Common Stock on the New York Stock Exchange ("NYSE") on the last business day prior to the date of exercise upon which such a sale shall



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have been effected, or, if the Common Stock is not so listed on the NYSE, as the
Board of Directors of the Issuer may in good faith determine.

                  2.7 EFFECT OF ALTERNATE SECURITIES. If at any time, as a result of an adjustment made pursuant to this Section 2, the holder of the Options shall thereafter become entitled to receive any securities of the Company other than shares of Common Stock, then the number of such other securities receivable upon exercise of an Option shall be subject to adjustment from time to time on terms as nearly equivalent as practicable to the provisions with respect to shares of Common Stock contained in this Section 2.

                  2.8 SUCCESSIVE APPLICATION. The provisions of this Section 2 shall similarly apply to successive events covered by this Section.

                  3.  EXERCISE.

                  3.1 EXERCISE OF OPTION. (a) The Holder may exercise this Option by (i) surrendering this Option, with the form of exercise notice attached hereto as Exhibit "A" duly executed by Holder, and (ii) making payment to the Company of the aggregate Exercise Price for the applicable Option Shares in cash, by certified check or bank check or by wire transfer to an account designated by the Company. Upon any partial exercise of this Option, the Company, at its expense, shall forthwith issue to the Holder for its surrendered option a replacement Option identical in all respects to this Option, except that the number of Option Shares shall be reduced accordingly.

         (b) Record Date for ownership of Option Shares. Each person in whose name any Option Share certificate is issued upon exercise of the Options shall for all purposes been deemed to have become the holder of record of the Option Shares for which such Options were exercised on, and such Option Share certificate shall be dated the date upon which the Option exercise notice was duly surrendered and payment of the Exercise Price was tendered to the Company.

                  3.2 ISSUANCE OF OPTION SHARES. The Option Shares purchased shall be issued to the Holder exercising this Option as of the close of business on the date on which all actions and payments required to be taken or made by Holder, pursuant to Section 3.1, shall have been so taken or made. Certificates for the Option Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) days after this Option is surrendered.

                  4. RIGHTS OF HOLDER. Holder shall not, solely by virtue of this Option and prior to the issuance of the Option Shares upon due exercise thereof, be entitled to any rights of a shareholder in the Company.

                  5. TRANSFERABILITY. Holder hereby represents and warrants that it is acquiring this Option and, upon the exercise thereof, the Option Shares, for investment and not with a view to resale or distribution thereof. Holder may not sell, assign, transfer or otherwise dispose of this Option or any Option Shares, except in accordance with the terms



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of the Stock Purchase Agreement. Subject to compliance with federal and state securities laws and with the Stock Purchase Agreement, if applicable, the Holder may sell, assign, transfer or otherwise dispose of any Option Shares acquired upon any exercise hereof at any time and from time to time.

                  6. LEGEND ON OPTION SHARES. Certificates evidencing the Option Shares shall bear the legend set forth in Section 1.2 of the Stock Purchase Agreement.

                  7.  MISCELLANEOUS.

                  7.1 AMENDMENTS. The parties may, from time to time, enter into written amendments, supplements or modifications hereto for the purpose of adding any provisions to this Option or changing in any manner the rights of either of the parties hereunder. No amendment, supplement or modification shall be binding on either party unless made in writing and signed by a duly authorized representative of each party.

                  7.2 NOTICES. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission, which transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery:

                  (a)      if to Issuer to:

                           OHM Corporation
                           16406 U.S. Route 224 East
                           Findlay, Ohio 45840
                           Attention: General Counsel

                           Telecopy: (419) 424-4985

                           with a copy to:
                           Jones, Day, Reavis & Pogue
                           41 South High Street
                           1900 Huntington Center
                           Columbus, OH  43215
                           Attention:  Robert J. Gilker, Esq.

                           Telecopy:  (614) 469-4198



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



                  (b)      if to Investor to:

                           H. Wayne Huizenga
                           200 South Andrews Avenue
                           Fort Lauderdale, Florida 33301
                           Attention:  Richard C. Rochon

                           Telecopy: (305) 523-0801

                           with a copy to:
                           Akerman, Senterfitt & Eidson, P.A.
                           24th Floor, One Brickell Square
                           801 Brickell Avenue
                           Miami, FL  33131
                           Attention:  Stephen K. Roddenberry, Esq.

                           Telecopy:  (305) 374-5095

                  (c) or, in each case, at such other address or to such other person as may be specified in writing to the other party.

                  7.3 WAIVER BY CONSENT. The Holder may execute and deliver to the Company a written instrument waiving, on such terms and conditions as the Holder may specify in such instrument, any of the requirements of this Option.

                  7.4 NO IMPLIED WAIVER; RIGHTS ARE CUMULATIVE. The failure to exercise or the delay in exercising by either party of any right, remedy, power or privilege under this Option, shall not operate as a waiver thereof. The single or partial exercise of any right, remedy, power or privilege under this Option shall not preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                  7.5 GOVERNING LAW. This Option and rights and obligations of the parties hereunder shall be governed by, construed and interpreted in accordance with the laws of the State of Ohio applicable to agreements executed by residents of that state, and fully to be performed, in that state.

                  7.6 SEVERABILITY. If any provision of this Option is found to be unenforceable for any reason whatsoever, such provision shall be deemed null and void to the extent of such unenforceability but shall be deemed separable from and shall not invalidate any other provision of this Option.

                  7.7 CAPTIONS. Captions to the various paragraphs of this Agreement are provided for convenience only and shall not be used to construe the provisions of this Option.



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



                  7.8 ENTIRE AGREEMENT. This Option and such portions of the Stock Purchase Agreement and the Second Option Agreement contemplated thereby constitute the entire understanding of the parties with respect to the subject matter of the Option and supersedes all prior discussions, agreements and representations, whether oral or written, concerning the subject matter hereof and whether or not executed by Buyer and the Company.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by the proper and duly authorized officers as of the day and year first above written.

                                       /s/ H. WAYNE HUIZENGA
                                       -----------------------------------------
                                       H. Wayne Huizenga


                                       OHM CORPORATION


                                       By: /s/ RANDALL M. WALTERS
                                       -----------------------------------------
                                       Name: Randall M. Walters
                                       Title:   Vice President, General Counsel
                                                and Secretary


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


                                                                     EXHIBIT "A"

                  [To be signed only upon exercise of Option]
To OHM Corporation:

                  The undersigned, the Holder of the within Option, hereby irrevocably elects to exercise the purchase right represented by such Option for, and to purchase thereunder, _____________ shares of the common stock, par value $.10 per share, of OHM Corporation and herewith makes payment of $___________ thereof or, and requests that the certificates for such shares be issued in the name of, and be delivered to, ______________ whose address is
___________________________.


Dated:

____________________________

                           _______________________
                           (Signature must conform in all respects to name of Holder as specified on the face of the Option)

                           _______________________
                           Address

                                                                       EXHIBIT B
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                             SECOND OPTION AGREEMENT

                                 by and between

                                H. WAYNE HUIZENGA

                                       and

                                 OHM CORPORATION

                           Dated as of March 28, 1995







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








                                TABLE OF CONTENTS

                                                                                                               PAGE

         1.  GRANT OF OPTION....................................................................................  2

                  1.1  Grant....................................................................................  2
                  1.2  Shares To Be Issued; Reservation of Shares...............................................  2

         2.  ADJUSTMENTS TO OPTION RIGHTS.......................................................................  2

                  2.1  Stock Combinations.......................................................................  2
                  2.2  Reorganizations..........................................................................  2
                  2.3  Adjustment Upon Changes in Capitalization................................................  3
                  2.4  Sales Below Fair Market Value............................................................  3
                  2.5  Notice...................................................................................  5
                  2.6  Fractional Interests.....................................................................  6
                  2.7  Effect of Alternate Securities...........................................................  7
                  2.8  Successive Application...................................................................  7

         3.  EXERCISE...........................................................................................  7

                  3.1  Exercise of Option.......................................................................  7
                  3.2  Issuance of Option Shares................................................................  7

         4.  RIGHTS OF HOLDER...................................................................................  7

         5.  TRANSFERABILITY....................................................................................  7

         6.  LEGEND ON OPTION SHARES............................................................................  8

         7.  MISCELLANEOUS......................................................................................  8

                  7.1  Amendments...............................................................................  8
                  7.2  Notices..................................................................................  8
                  7.3  Waiver By Consent........................................................................  9
                  7.4  No Implied Waiver; Rights Are Cumulative.................................................  9
                  7.5  Governing Law............................................................................  9
                  7.6  Severability.............................................................................  9
                  7.7  Captions.................................................................................  9
                  7.8  Entire Agreement......................................................................... 10

                  THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER ANY APPLICABLE STATE LAW AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER OR SUCH STATE SECURITIES LAWS AND FURTHER PROVIDED THAT SUCH TRANSFER IS EFFECTED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.2(b) OF THAT CERTAIN STOCK PURCHASE AGREEMENT BY AND BETWEEN THE ISSUER AND H. WAYNE HUIZENGA, DATED AS OF MARCH 28, 1995.

                             SECOND OPTION AGREEMENT

                  This SECOND OPTION AGREEMENT (the "Option") is being entered into this 28th day of March, 1995, by and between OHM Corporation, an Ohio corporation (together with its successors and permitted assigns, the "Company") and H. WAYNE HUIZENGA, an individual resident of the State of Florida (together with his successors and permitted assigns, the "Buyer"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement (as defined below).

                                    RECITALS

                  A. The Company and Buyer have entered into a Stock Purchase Agreement dated as of the date hereof (the "Stock Purchase Agreement") pursuant to which, among other things, the Company agreed to sell and Buyer agreed to purchase certain shares of the Company's common stock, par value $.10 per share (the "Common Stock").

                  B. Pursuant to the Stock Purchase Agreement, the Company has agreed to grant to Buyer an option to purchase up to three hundred eighty thousand (380,000) shares of Common Stock on the terms set forth in the Stock Purchase Agreement and this Option.

                  NOW, THEREFORE, for the consideration set forth in the Stock Purchase Agreement and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the Company agrees with Buyer as follows:

                  1.  GRANT OF OPTION.

                  1.1 GRANT. The Company hereby grants to Buyer this Option, exercisable as provided herein in whole or in part at any time and from time to time during the period from the date hereof through 6:00 p.m., local time in New York, New York, on March 27, 2000 (the "Exercise Period") to purchase an aggregate of up to Three Hundred Eighty Thousand (380,000) shares of Common Stock (the "Option Shares"), at an exercise price of twelve dollars ($12.00) per share (as it may be hereinafter adjusted, the "Exercise Price"). Buyer and its permitted successors and assigns are hereinafter referred to as "Holder."

                  1.2 SHARES TO BE ISSUED; RESERVATION OF SHARES. The Company covenants and agrees that all Option Shares will, upon issuance, be duly authorized, validly issued and outstanding, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issuance thereof, except as otherwise provided in the Stock Purchase Agreement. The Company further covenants and agrees that it will from time to time take all actions required to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Exercise Price. The Company further covenants and agrees that, during the Exercise Period, the Company will at all times have authorized and reserved sufficient shares of Common Stock to provide for the exercise of this Option in full.

                  2.  ADJUSTMENTS TO OPTION RIGHTS.

                  2.1 STOCK COMBINATIONS. In case the Company shall combine all of the outstanding Common Stock proportionately into a smaller number of shares, the Exercise Price per Option Share hereunder in effect immediately prior to such combination shall be proportionately increased and the number of Option Shares issuable to the Holder upon exercise of this Option shall be proportionately decreased, as of the effective date of such combination, as follows: (a) the number of Option Shares purchasable upon the exercise of the Option immediately prior to the effective date of such combination, shall be adjusted so that the holder of the Option exercised after that date shall be entitled to receive the number and kind of Option Shares which the holder of the Option would have owned and been entitled to receive as a result of the combination had the Options been exercised immediately prior to that date, and
(b) the Exercise Price in effect immediately prior to such adjustment shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which is the aggregate number of shares of Common Stock purchasable upon exercise of the Options immediately prior to such adjustment, and the denominator of which is the aggregate number of shares of Common Stock purchasable upon exercise of the Options immediately thereafter.

                  2.2 REORGANIZATIONS. If any of the following transactions (each, a "Special Transaction") shall become effective: (i) a capital reorganization or reclassification of the capital stock of the Company, (ii) a consolidation or merger of the Company with and into another entity, or (iii) a sale or conveyance of all or substantially all of the Company's assets, then, as a condition of any such Special Transaction, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive, at any time after the consummation of such Special Transaction until the expiration of the Exercise Period, upon the basis and upon the terms and conditions specified herein, and in lieu of the Option Shares immediately theretofore issuable upon exercise of this Option for the aggregate Exercise Price in effect immediately prior to such consummation, such shares of stock, other securities, cash or other assets as may be issued or payable in and pursuant to the terms of such Special Transaction with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of Option Shares immediately theretofore issuable upon exercise of this Option had such Special Transaction not taken place (pro rated in the case of any partial exercises). In connection with any Special Transaction, appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions of this Option (including without limitation provisions for adjustment of the Exercise Price and the number of Option Shares issuable upon the exercise of the Option), shall thereafter be applicable, as nearly as may be, to any shares of stock, other securities, cash or other assets thereafter deliverable upon the exercise of this Option. The Company shall not effect any Special Transaction unless prior to or simultaneously with the closing the successor entity (if other than the Company), if any, resulting from such consolidation or merger or the entity acquiring such assets shall assume by a written instrument executed and mailed by certified mail or delivered to the Holder at the address of the Holder appearing on the books of the Company, the obligation of the Company or such successor corporation to deliver to such Holder such shares of stock, securities, cash or other assets as, in accordance with the foregoing provisions, such Holder has rights to purchase.

                  2.3 ADJUSTMENT UPON CHANGES IN CAPITALIZATION. In the event of any change in the Common Stock by reason of stock dividends, stock splits, recapitalizations or reclassifications, the type and number of Option Shares issuable upon exercise of this Option, and the Exercise Price, as the case may be, shall be adjusted as follows: (a) the number of Option Shares purchasable upon the exercise of the Option immediately prior to the record date for such dividend or distribution, or the effective date of such recapitalization or reclassification shall be adjusted so that the holder of the Option exercised after that date shall be entitled to receive the number and kind of Option Shares which the holder of the Option would have owned and been entitled to receive as a result of the dividend, distribution, recapitalization or reclassification had the Options been exercised immediately prior to that date, and (b) the Exercise Price in effect immediately prior to such adjustment shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which is the aggregate number of shares of Common Stock purchasable upon exercise of the Options immediately prior to such adjustment, and the denominator of which is the aggregate number of shares of Common Stock purchasable upon exercise of the Options immediately thereafter. No such adjustment shall be made on account of any dividend payable other than in securities of the Company.

                  2.4 SALES BELOW FAIR MARKET VALUE. (a) In the event the Company shall sell and issue shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding (i) shares, rights, options, warrants or convertible or exchangeable securities issued in any of the transactions described in Sections 2.2 or 2.3 above and (ii) the Option and any shares issued on exercise of the Option) at a price per share of Common Stock (determined in the case of such rights, options, warrants or convertible or exchangeable securities by dividing (X) the total amount receivable by the Company in consideration of the sale and issuance of such rights, options, warrants or convertible or exchangeable securities, plus the total consideration payable to the Company upon exercise, conversion or exchange thereof by (Y) the total number of shares of Common Stock covered by such rights, options, warrants or convertible or exchangeable securities) lower than the Current Market Price on the date the Company fixes the offering price of such shares, rights, options, warrants or convertible or exchangeable securities, then the Exercise Price shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, (i) the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such sale and issuance plus (B) the number of shares of Common Stock which the aggregate consideration received (determined as provided below) for such sale or issuance would purchase at such Current Market Price per share, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such sale and issuance. For the purposes of such adjustment, the shares of Common Stock which the holder of any such rights, options, warrants or convertible or exchangeable securities shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of such sale and issuance and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such rights, options, warrants or convertible or exchangeable securities, plus the consideration or premium stated in such rights, options, warrants or convertible or exchangeable securities to be paid for the shares of Common Stock covered thereby. In case the Company shall sell and issue rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock together with one or more other securities as part of a unit at a price per unit, then in determining the "price per share of Common Stock" and the "consideration received by the Company" for purposes of the first sentence of this Section 2.4, the Board of Directors of the Company shall determine, in good faith, the fair value of the rights, options, warrants or convertible or exchangeable securities then being sold as part of such unit, and such determination, in the absence of fraud or bad faith, shall be binding upon all holders of the Option.

         (b) For the purpose of any computation under this Section 2.4, the "Current Market Price" at any date (the "Computation Date") shall be deemed to be the average of the daily closing prices of the Common Stock for twenty (20) consecutive New York Stock Exchange trading days ending the second New York Stock Exchange trading day before such date; provided, however, that if there shall have occurred prior to the Computation Date any event described in Section
2.2 or 2.3 which shall have become effective with respect to market transactions at any time (the "Market-Effect Date") on or after the beginning of such 20-day period, the closing price for each trading day preceding the Market-Effect Date shall be adjusted, for purposes of calculating such average, by multiplying such closing price by a fraction the numerator of which is the Exercise Price as in effect immediately prior to the Computation Date and the denominator of which is the Exercise Price as in effect immediately prior to the Market-Effect Date, it being understood that the purpose of this proviso is to ensure that the effect of such event on the market price of the Common Stock shall, as nearly as possible, be eliminated in order that the distortion in the calculation of the Current Market Price may be minimized. The "closing price" for any date shall be the last reported sale price or, in case no such reported sale takes place on such date, the average of the last reported bid and asked prices on such day, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed if that is the principal market for the Common Stock or if not listed or admitted to trading on any national securities exchange or if such national securities exchange is not the principal market for the Common Stock, the closing bid price as reported by the National Association of Securities Dealers Automated Quotation System or its successor, if any, or such other generally accepted source of publicly reported bid and asked quotations as the Company may reasonably designate. If the price of the Common Stock is not so reported or the Common Stock is not publicly traded, the Current Market Price per share as of any Computation Date shall be determined by the Board of Directors in good faith as it considers appropriate.

         (c) All calculations under this Section 2.4 shall be made to the nearest one - hundredth of a cent.

         (d) For the purposes of all calculations under this Section 2.4, shares of Common Stock or other securities held in the treasury of the Company shall not be deemed to be outstanding, and the sale or other disposition of any shares of Common Stock or other securities held in the treasury of the Company shall be deemed an issuance thereof.

         (e) No adjustment in the Exercise Price in accordance with the provisions of Section 2.4 hereof need be made if such adjustment would amount to a change in such Exercise Price of less than $.001; provided, however, that the amount by which any adjustment is not made by reason of the provisions of this
Section 2.4 shall be carried forward and taken into account at the time of any subsequent adjustment in the Exercise Price.

         No adjustment need be made in connection with the issuance of any shares of Common Stock or options, warrants or convertible or exchangeable securities (i) pursuant to any employee or director stock option, stock purchase stock bonus plan or other employee or director benefit plan, (ii) in a bona fide public offering pursuant to a firm commitment underwriting, or (iii) in connection with mergers, acquisitions, consolidations, exchange offers, purchase of assets or similar transactions or other transactions in which the consideration for the issuance of Common Stock consists of property other than cash.

         (f) Upon each adjustment of the Exercise Price pursuant to Section 2.4 hereof, the Option shall thereupon evidence the right to purchase that number of shares of Common Stock (calculated to the nearest hundredth of a share) obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of the Option by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment. The adjustment pursuant to this Section 2.4 to the number of shares of Common Stock purchasable upon exercise of an Option shall be made each time an adjustment of the Exercise Price is made pursuant to Section 2.4 hereof.

                  2.5 NOTICE. Whenever this Option or the number of Option Shares issuable hereunder is to be adjusted as provided herein or a dividend or distribution (in cash, stock or otherwise and including, without limitation, any liquidating distributions) is to be declared by the Company, or a definitive agreement with respect to a Special Transaction has been entered into, the Company shall forthwith cause to be sent to the Holder at the last address of the Holder shown on the books of the Company, by first-class mail, postage prepaid, at least ten (10) days prior to the record date specified in (A) below or at least twenty (20) days before the date specified in (B) below, a notice stating in reasonable detail the relevant facts and any resulting adjustments and the calculation thereof, if applicable, and stating (if applicable):

                           (A) the date to be used to determine (i) which
holders of Common

Stock will be entitled to receive notice of such dividend, distribution, subdivision or combination (the "Record Date"), and (ii) the date as of which such dividend distribution, subdivision or combination shall be made; or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined (provided, that in the event the Company institutes a policy of declaring cash dividends on a periodic basis, the Company need only provide the relevant information called for in this clause (A) with respect to the first cash dividend payment to be made pursuant to such policy and thereafter provide only notice of any changes in the amount or the frequency of any subsequent dividend payments), or

                           (B) the date on which a Special Transaction is
expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon consummation of the Special Transaction (the "Exchange Date").

                           Upon delivery to Holder of a notice contemplated by
either of clause (A) or clause (B) above, during the Holding Period, as such term is defined in Section 6.1 of the Stock Purchase Agreement, Holder shall be deemed a stockholder as of the Record Date or Exchange Date, as the case may be, despite any delay in the exercise of the Option resulting from holding or waiting periods required by any Government Authority, as such term is defined in
Section 6.1 of the Stock Purchase Agreement, including, but not limited to, the holding or waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; provided that (i) upon receipt of the notice referenced above and prior to the Record Date or the Exchange Date, as applicable, Holder shall deliver written confirmation to the Company stating that Holder intends to exercise all or a portion of the Option, upon expiration of the applicable holding or waiting period, and (ii) Holder, in fact, exercises such Option within 10 days of the expiration of the applicable holding or waiting period.

                  2.6 FRACTIONAL INTERESTS. The Company shall not be required to issue fractions of shares of Common Stock on the exercise of this Option. If any fraction of a share of Common Stock would, except for the provisions of this
Section 2.6, be issuable upon the exercise of this Option, the Company shall, upon such issuance, purchase such fraction for an amount in cash equal to the current value of such fraction, computed on the basis of the last reported close price of the Common Stock on the New York Stock Exchange ("NYSE") on the last business day prior to the date of exercise upon which such a sale shall have been effected, or, if the Common Stock is not so listed on the NYSE, as the Board of Directors of the Issuer may in good faith determine.

                  2.7 EFFECT OF ALTERNATE SECURITIES. If at any time, as a result of an adjustment made pursuant to this Section 2, the holder of the Options shall thereafter become entitled to receive any securities of the Company other than shares of Common Stock, then the number of such other securities receivable upon exercise of an Option shall be subject to adjustment from time to time on terms as nearly equivalent as practicable to the provisions with respect to shares of Common Stock contained in this Section 2.

                  2.8 SUCCESSIVE APPLICATION. The provisions of this Section 2 shall similarly apply to successive events covered by this Section.

                  3.  EXERCISE.

                  3.1 EXERCISE OF OPTION. (a) The Holder may exercise this Option by (i) surrendering this Option, with the form of exercise notice attached hereto as Exhibit "A" duly executed by Holder, and (ii) making payment to the Company of the aggregate Exercise Price for the applicable Option Shares in cash, by certified check or bank check or by wire transfer to an account designated by the Company. Upon any partial exercise of this Option, the Company, at its expense, shall forthwith issue to the Holder for its surrendered option a replacement Option identical in all respects to this Option, except that the number of Option Shares shall be reduced accordingly.

         (b) Record Date for ownership of Option Shares. Each person in whose name any Option Share certificate is issued upon exercise of the Options shall for all purposes been deemed to have become the holder of record of the Option Shares for which such Options were exercised on, and such Option Share certificate shall be dated the date upon which the Option exercise notice was duly surrendered and payment of the Exercise Price was tendered to the Company.

                  3.2 ISSUANCE OF OPTION SHARES. The Option Shares purchased shall be issued to the Holder exercising this Option as of the close of business on the date on which all actions and payments required to be taken or made by Holder, pursuant to Section 3.1, shall have been so taken or made. Certificates for the Option Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) days after this Option is surrendered.

                  4. RIGHTS OF HOLDER. Holder shall not, solely by virtue of this Option and prior to the issuance of the Option Shares upon due exercise thereof, be entitled to any rights of a shareholder in the Company.

                  5. TRANSFERABILITY. Holder hereby represents and warrants that it is acquiring this Option and, upon the exercise thereof, the Option Shares, for investment and not with a view to resale or distribution thereof. Holder may not sell, assign, transfer or otherwise dispose of this Option or any Option Shares, except in accordance with the terms of the Stock Purchase Agreement. Subject to compliance with federal and state securities laws and with the Stock Purchase Agreement, if applicable, the Holder may sell, assign, transfer or otherwise dispose of any Option Shares acquired upon any exercise hereof at any time and from time to time.

                  6. LEGEND ON OPTION SHARES. Certificates evidencing the Option Shares shall bear the legend set forth in Section 1.2 of the Stock Purchase Agreement.

                  7. MISCELLANEOUS.

                  7.1 AMENDMENTS. The parties may, from time to time, enter into written amendments, supplements or modifications hereto for the purpose of adding any provisions to this Option or changing in any manner the rights of either of the parties hereunder. No amendment, supplement or modification shall be binding on either party unless made in writing and signed by a duly authorized representative of each party.

                  7.2 NOTICES. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission, which transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery:

                  (a)      if to Issuer to:

                           OHM Corporation
                           16406 U.S. Route 224 East
                           Findlay, Ohio 45840
                           Attention: General Counsel

                           Telecopy: (419) 424-4985

                           with a copy to:
                           Jones, Day, Reavis & Pogue
                           41 South High Street
                           1900 Huntington Center
                           Columbus, OH  43215
                           Attention:  Robert J. Gilker, Esq.

                           Telecopy:  (614) 469-4198

                  (b)      if to Investor to:

                           H. Wayne Huizenga
                           200 South Andrews Avenue
                           Fort Lauderdale, Florida 33301
                           Attention:  Richard C. Rochon

                           Telecopy: (305) 523-0801

                           with a copy to:
                           Akerman, Senterfitt & Eidson, P.A.
                           24th Floor, One Brickell Square
                           801 Brickell Avenue
                           Miami, FL  33131
                           Attention:  Stephen K. Roddenberry, Esq.

                           Telecopy:  (305) 374-5095

                  (c) or, in each case, at such other address or to such other person as may be specified in writing to the other party.

                  7.3 WAIVER BY CONSENT. The Holder may execute and deliver to the Company a written instrument waiving, on such terms and conditions as the Holder may specify in such instrument, any of the requirements of this Option.

                  7.4 NO IMPLIED WAIVER; RIGHTS ARE CUMULATIVE. The failure to exercise or the delay in exercising by either party of any right, remedy, power or privilege under this Option, shall not operate as a waiver thereof. The single or partial exercise of any right, remedy, power or privilege under this Option shall not preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                  7.5 GOVERNING LAW. This Option and rights and obligations of the parties hereunder shall be governed by, construed and interpreted in accordance with the laws of the State of Ohio applicable to agreements executed by residents of that state, and fully to be performed, in that state.

                  7.6 SEVERABILITY. If any provision of this Option is found to be unenforceable for any reason whatsoever, such provision shall be deemed null and void to the extent of such unenforceability but shall be deemed separable from and shall not invalidate any other provision of this Option.

                  7.7 CAPTIONS. Captions to the various paragraphs of this Agreement are provided for convenience only and shall not be used to construe the provisions of this Option.

                  7.8 ENTIRE AGREEMENT. This Option and such portions of the Stock Purchase Agreement and the First Option Agreement contemplated thereby constitute the entire understanding of the parties with respect to the subject matter of the Option and supersedes all prior discussions, agreements and representations, whether oral or written, concerning the subject matter hereof and whether or not executed by Buyer and the Company.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by the proper and duly authorized officers as of the day and year first above written.

                                        /s/ H. WAYNE HUIZENGA
                                        ----------------------------------------
                                        H. Wayne Huizenga


                                        OHM CORPORATION


                                        By: /s/ RANDALL M. WALTERS
                                        ----------------------------------------
                                        Name: Randall M. Walters
                                        Title:   Vice President, General Counsel
                                                 and Secretary

                                   EXHIBIT "A"

                  [To be signed only upon exercise of Option]
To OHM Corporation:

                  The undersigned, the Holder of the within Option, hereby irrevocably elects to exercise the purchase right represented by such Option for, and to purchase thereunder, _____________ shares of the common stock, par value $.10 per share, of OHM Corporation and herewith makes payment of $___________ thereof or, and requests that the certificates for such shares be issued in the name of, and be delivered to, ______________ whose address is
___________________________.

Dated:

____________________________

                            _______________________
                            (Signature must conform in all respects to name of Holder as specified on the face of the Option)

                            _______________________
                            Address